UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 30, 2003

MSB FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation	0-24898 (Commission File Number)	38-3203510 (IRS Employer Identification No.)
107 North Park Street, Marshall, Michigan (Address of principal executive offices)	49068 (Zip Code)

Registrant's telephone number, including area code (269) 781-5103

N/A (Former name or former address, if changed since last report)
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ITEM 12.  Results of Operation and Financial Condition

            On October 30, 2003, the Registrant issued its earnings release for the quarterly period ended September 30, 2003. The earnings release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MSB FINANCIAL, INC.

Date: October 30, 2003	By:	/s/ Charles B. Cook Charles B. Cook President and Chief Executive Officer

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EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release Dated October 30, 2003.

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